UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

July 19, 2023

TREASURE GLOBAL INC

(Exact name of registrant as specified in its charter)

Delaware	001-41476	36-4965082
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

276 5th Avenue, Suite 704 #739 New York, New York	10001
(Address of registrant’s principal executive office)	(Zip code)

+6012 643 7688

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	TGL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On July 19, 2023, Treasure Global Inc (the “Company”) entered into a Collaboration Agreement (the “Collaboration Agreement”) with VCI Global Limited (NASDAQ: VCIG) (“VCI Global”), a multi-disciplinary consulting group focused on business and technology, in which the Company and VCI Global shall collaborate to develop an AI-powered travel platform (“Platform”) which utilizes advanced technology, including high-tech and predictive technology, to assist its users in discovering the best places to visit, explore, dine and engage in various activities during their travel in Malaysia. Furthermore, the Platform aims to facilitate the seamless booking of flights, hotels, car rentals, theme park tickets and concert show tickets.

Pursuant to the Collaboration Agreement, the Company and VCI Global shall share ownership and profits generated from this collaboration on a 50:50 basis.

On July 20, 2023, Gem Reward Sdn Bhd (“Gem”), a wholly owned subsidiary of the Company, entered into a Software Development Agreement (the “Software Agreement”) with VCI Global, in which Gem shall create, design, produce, develop, finalize, commission and deliver to VCI Global the Platform.

Pursuant to the Software Agreement, VCI Global shall pay Gem in either cash or VCI Global shares of common stock equal to USD $1 million as Service Consideration (“Software Development Consideration”).

The foregoing descriptions of the Collaboration Agreement and the Software Agreement are not complete and are qualified in their entirety by reference to the full text of the Collaboration Agreement and the Software Agreement, filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and incorporated herein by referenced.

Item 7.01 Regulation FD Disclosure.

On July 19, 2023, the Company issued a press release, announcing the entry into the Collaboration Agreement, of which the terms are described in Item 1.01 above. The press release making this announcement is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Pursuant to the rules and regulations of the Securities and Exchange Commission, the information in this Item 7.01 disclosure, including Exhibits 99.1 and information set forth therein, is deemed to have been furnished and shall not be deemed to be “filed” under the Securities Exchange Act of 1934, as amended.

Item 9.01. Financial Statement and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Collaboration Agreement dated as of July 19, 2023, by and between Treasure Global Inc and VCI Global Limited
10.2	Software Development Agreement dated as of July 20, 2023, by and between Gem Reward Sdn Bhd and VCI Global Limited
99.1	Press Release dated as of July 19, 2023
104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 21, 2023	TREASURE GLOBAL INC.

	By:	/s/ Chong Chan “Sam” Teo
	Name:	Chong Chan “Sam” Teo
	Title:	Chief Executive Officer

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